UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as Amended

Date of Report (Date of earliest event reported): November 3, 2013

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19520 Jamboree Road, Suite 200, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 478-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 4, 2013, TRI Pointe Homes, Inc. (the “Company” or “TRI Pointe”) announced that it had entered into a Transaction Agreement, dated as of November 3, 2013 (the “Transaction Agreement”) with Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”), Weyerhaeuser Real Estate Company, a Washington corporation and an indirect wholly owned subsidiary of Weyerhaeuser (“WRECO”), and Topaz Acquisition, Inc., a Washington corporation and a wholly owned subsidiary of the Company (“Merger Sub”).

Pursuant to the Transaction Agreement, Weyerhaeuser will distribute all the shares of common stock of WRECO (the “WRECO Common Shares”) to its shareholders (i) on a pro rata basis, (ii) in an exchange offer, or (iii) in a combination thereof (the “Distribution”). Weyerhaeuser will determine which approach it will take to consummate the Distribution prior to closing the transaction and no decision has been made at this time. Immediately following the Distribution, Merger Sub will merge with and into WRECO (the “Merger”), with WRECO surviving the Merger and becoming a wholly owned subsidiary of the Company. As a result of the Merger, the common stock of the Company (the “Company Common Stock”) will be held as follows:

•	WRECO Common Shares will be converted into the right to receive, in the aggregate, approximately 79.6% of the Company Common Stock.

•	The currently outstanding Company Common Stock will represent approximately 19.4% of the Company Common Stock.

•	Outstanding equity awards issued to TRI Pointe employees and equity awards to be issued to WRECO employees will represent the remaining 1% of the Company Common Stock.

The foregoing calculations are based upon closing prices as of November 1, 2013.

Prior to the Distribution, Weyerhaeuser will cause certain assets relating to Weyerhaeuser’s real estate business to be transferred to, and certain liabilities relating to Weyerhaeuser’s real estate business to be assumed by, WRECO and its subsidiaries and cause certain assets of WRECO that will be excluded from the transaction to be transferred to, and certain liabilities that will be excluded from the transaction to be assumed by, Weyerhaeuser and its subsidiaries. Under the terms of the Transaction Agreement, certain assets and liabilities of WRECO and its subsidiaries relating to Weyerhaeuser’s real estate business will be excluded from the transaction and retained by the Company, including assets and liabilities relating to a large master planned community north of Las Vegas, Nevada.

On November 3, 2013, WRECO and certain financial institutions executed a commitment letter pursuant to which the financial institutions have agreed to provide debt financing to WRECO in an aggregate principal amount of $800 million on the terms and conditions set forth therein. WRECO will use the proceeds of the debt financing to pay approximately $700 million in cash to Weyerhaeuser NR Company, a wholly owned subsidiary of Weyerhaeuser, which cash will be retained after consummation of the transaction. The amount of the cash payment is subject to adjustment based on the terms set forth in the Transaction Agreement.

Consummation of the transactions contemplated by the Transaction Agreement (the “Transactions”) is subject to customary closing conditions, including the absence of certain legal impediments to the consummation of the Transactions, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of certain filings with the Securities and Exchange Commission (the “SEC”), approval of the issuance of Company Common Stock in connection with the Merger by the stockholders of the Company and the receipt of certain tax opinions. The Merger is not subject to approval by the shareholders of Weyerhaeuser. The Transaction Agreement contains certain termination rights for both Weyerhaeuser and the Company and further provides that the Company must pay Weyerhaeuser a termination fee in an amount of $20 million or reimburse certain expenses upon termination of the Transaction Agreement under specified circumstances.

In connection with the Transactions, Weyerhaeuser and certain stockholders (each, a “Voting Agreement Stockholder” and collectively, the “Voting Agreement Stockholders”) of the Company have entered into Voting Agreements (the “Voting Agreements”) with respect to an aggregate of 12,639,163 shares of Company Common Stock, representing approximately 40% of the currently outstanding shares of Company Common Stock. The Voting Agreements provide, among other things, that the Voting Agreement Stockholders party thereto will:

(i)	vote in favor of the issuance of Company Common Stock in the Merger and any other actions necessary and desirable in connection with the Transactions;

(ii)	vote against any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger and the issuance of Company Common Stock in the Merger, including any competing transaction or superior proposal;

(iii)	vote against any action, agreement or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty of the Company or Merger Sub under the Transaction Agreement;

(iv)	vote against any amendment of the certificate or bylaws of the Company or any other action, agreement or proposal that would materially impede or frustrate, or prevent or nullify, any provision of the Transaction Agreement or the Transactions; and

(v)	not transfer the shares of Company Common Stock, subject to the applicable Voting Agreement.

In connection with entry into the Voting Agreements by the Voting Agreement Stockholders, the Board of Directors of the Company (the “Board”) formed a special committee comprised of independent directors (the “Special Committee”). The Special Committee approved certain agreements (the “Indemnity Agreements”) pursuant to which the Company has agreed to indemnify the Voting Agreement Stockholders from and against any losses, claims, damages or liabilities arising out of the negotiation, execution, delivery or performance of the Voting Agreements.

In connection with the Transactions, the Company and certain of its stockholders entered into an amendment (the “IRA Amendment”) to the Investor Rights Agreement, dated as of January 30, 2013 (the “IRA”), to modify, effective as of the date of the closing of the Merger (the “Closing Date”), the rights of VIII/TPC Holdings, L.L.C. (the “Starwood Fund”) and the termination provisions of the IRA. Pursuant to the IRA Amendment, effective as of the Closing Date, for so long as the Starwood Fund beneficially owns securities of the Company representing 5% or more of the total voting power of the Company, it will have the right to appoint one designee to the Board. Additionally, effective as of the Closing Date, the IRA will automatically terminate if the Starwood Fund holds less than 1% of the total voting power of the Company.

In connection with the Transactions, prior to consummating the Distribution, the Company will enter into a Tax Sharing Agreement with Weyerhaeuser and WRECO.

The Transaction Agreement is filed as Exhibit 2.1 hereto, the Voting Agreements are filed as Exhibits 10.1 to 10.4 hereto, the Indemnity Agreements are filed as Exhibits 10.5 to 10.8 hereto, the IRA Amendment is filed as Exhibit 10.9 hereto, and the form of Tax Sharing Agreement is filed as Exhibit 10.10 hereto, each of which is incorporated herein by reference. The foregoing descriptions of the Transaction Agreement, the Voting Agreements, the Indemnity Agreements, the IRA Amendment, the Tax Sharing Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, the Voting Agreements, the Indemnity Agreements, the IRA Amendment, and the form of Tax Sharing Agreement. The Transaction Agreement, the Voting Agreements, the Indemnity Agreements, the IRA Amendment and the form of Tax Sharing Agreement have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company, Weyerhaeuser, the other parties thereto or any of their respective businesses.

The Transaction Agreement contains representations and warranties that the Company and Merger Sub, on the one hand, and Weyerhaeuser and WRECO on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Transaction Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

ITEM 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

The information contained in Item 1.01 regarding the IRA and the IRA Amendment is incorporated by reference into this Item 3.03.

ITEM 8.01	OTHER EVENTS.

On November 4, 2013, the Company issued a press release announcing the Transactions. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

Forward-Looking Statements. This report contains statements concerning TRI Pointe and Weyerhaeuser that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on various assumptions and the current expectations of the management of Weyerhaeuser and TRI Pointe, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Weyerhaeuser or TRI Pointe. Forward-looking statements included herein are made as of the date hereof, and Weyerhaeuser and TRI Pointe undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

Some forward-looking statements discuss Weyerhaeuser’s and TRI Pointe’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this report include statements regarding the expected effects on Weyerhaeuser, WRECO and TRI Pointe of the proposed distribution of WRECO to Weyerhaeuser’s shareholders and merger of WRECO with a subsidiary of TRI Pointe, the anticipated timing and benefits of the Transactions and whether the Transactions will be tax-free for Weyerhaeuser and its shareholders for U.S. federal income tax purposes. Forward-looking statements also include all other statements in this report that are not historical facts.

These statements are based on the current expectations of the management of Weyerhaeuser and TRI Pointe (as the case may be) and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to: the satisfaction of the conditions to the Transactions and other risks related to the completion of the Transactions and actions related thereto; Weyerhaeuser’s and TRI Pointe’s ability to complete the Transactions on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transactions and related transactions; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; TRI Pointe’s ability to integrate WRECO successfully after the closing of the Transactions and to achieve anticipated synergies; the risk that disruptions from the Transactions will harm Weyerhaeuser’s or TRI Pointe’s businesses; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors described under “Risk Factors” in each of Weyerhaeuser’s and TRI Pointe’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Additional Information and Where to Find It. In connection with the proposed “Reverse Morris Trust” transaction between TRI Pointe and Weyerhaeuser, pursuant to which the homebuilding subsidiary of Weyerhaeuser, WRECO (with certain exclusions), will be combined with TRI Pointe, TRI Pointe will file a registration statement on Form S-4 with the SEC, which will include a prospectus. TRI Pointe will also file a proxy statement which will be sent to the TRI Pointe stockholders in connection with their vote required in connection with the transaction. In addition, WRECO expects to file a registration statement in connection with its separation from Weyerhaeuser. Investors and security holders are urged to read the proxy statement and registration statement/prospectus and any other relevant documents when they become available, because they will contain important information about TRI Pointe, the real estate business of Weyerhaeuser and the proposed transaction. The proxy statement and registration statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Weyerhaeuser upon written request to Weyerhaeuser Company, 33663 Weyerhaeuser Way South, Federal Way, Washington 98003, Attention: Vice President, Investor Relations, or by calling (800) 561-4405, or from TRI Pointe upon written request to TRI Pointe Homes, Inc., 19520 Jamboree Road, Irvine, California 92612, Attention: Investor Relations, or by calling (949) 478-8696.

Participants in the Solicitation. This communication is not a solicitation of a proxy from any security holder of TRI Pointe or Weyerhaeuser. However, Weyerhaeuser, TRI Pointe and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TRI Pointe’s stockholders in connection with the proposed transaction. Information about Weyerhaeuser’s directors and executive officers may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on February 19, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on February 26, 2013. Information about TRI Pointe’s directors and executive officers may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 28, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of these participants, whether by security holdings or otherwise, will be included in the registration statement/prospectus, proxy statement and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

2.1	Transaction Agreement, dated as of November 3, 2013, among TRI Pointe Homes, Inc., Weyerhaeuser Company, Weyerhaeuser Real Estate Company, and Topaz Acquisition, Inc.

10.1	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, Thomas J. Mitchell and The Mitchell Family Trust U/D/T Dated February 8, 2000.

10.2	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, Michael D. Grubbs and Grubbs Family Trust Dated June 22, 2012.

10.3	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, Douglas F. Bauer and The Bauer Family Revocable Trust U/D/T Dated December 31, 2003.

10.4	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, VIII/TPC Holdings, L.L.C. and SOF-VIII U.S. Holdings, L.P.

10.5	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and Thomas J. Mitchell.

10.6	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and Michael D. Grubbs.

10.7	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and Douglas F. Bauer.

10.8	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and VIII/TPC Holdings, L.L.C.

10.9	First Amendment to Investor Rights Agreement, dated as of November 3, 2013, by and among TRI Pointe Homes, Inc., VIII/TPC Holdings, L.L.C., BMG Homes, Inc., The Bauer Revocable Trust U/D/T Dated December 31, 2003, Grubbs Family Trust Dated June 22, 2012, The Mitchell Family Trust U/D/T Dated February 8, 2000, Douglas F. Bauer, Thomas J. Mitchell and Michael D. Grubbs.

10.10	Form of Tax Sharing Agreement.

99.1	Press Release, dated November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Homes, Inc.

Date: November 4, 2013	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, dated as of November 3, 2013, among TRI Pointe Homes, Inc., Weyerhaeuser Company, Weyerhaeuser Real Estate Company, and Topaz Acquisition, Inc.

10.1	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, Thomas J. Mitchell and The Mitchell Family Trust U/D/T Dated February 8, 2000.

10.2	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, Michael D. Grubbs and Grubbs Family Trust Dated June 22, 2012.

10.3	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, Douglas F. Bauer and The Bauer Family Revocable Trust U/D/T Dated December 31, 2003.

10.4	Voting Agreement, dated as of November 3, 2013, among Weyerhaeuser Company, VIII/TPC Holdings, L.L.C. and SOF-VIII U.S. Holdings, L.P.

10.5	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and Thomas J. Mitchell.

10.6	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and Michael D. Grubbs.

10.7	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and Douglas F. Bauer.

10.8	Letter re Voting Agreement, dated as of November 3, 2013, between TRI Pointe Homes, Inc. and VIII/TPC Holdings, L.L.C.

10.9	First Amendment to Investor Rights Agreement, dated as of November 3, 2013, by and among TRI Pointe Homes, Inc., VIII/TPC Holdings, L.L.C., BMG Homes, Inc., The Bauer Revocable Trust U/D/T Dated December 31, 2003, Grubbs Family Trust Dated June 22, 2012, The Mitchell Family Trust U/D/T Dated February 8, 2000, Douglas F. Bauer, Thomas J. Mitchell and Michael D. Grubbs.

10.10	Form of Tax Sharing Agreement.

99.1	Press Release, dated November 4, 2013.